Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett

Special Situations Income Fund

For the period ended March 31, 2023

Schedule of Investments (unaudited)

March 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 94.96%

CORPORATE BONDS 52.44%

Building Materials 5.66%
Eco Material Technologies, Inc.†	7.875%	1/31/2027		$1,138,000	$1,081,192
Griffon Corp.	5.75%	3/1/2028		1,225,000	1,137,443
Oscar AcquisitionCo LLC/Oscar Finance, Inc.†	9.50%	4/15/2030		1,050,000	904,444
Total					3,123,079

Coal 4.06%
CONSOL Energy, Inc.†	11.00%	11/15/2025		534,000	549,827
Coronado Finance Pty Ltd. (Australia)†(a)	10.75%	5/15/2026		1,619,000	1,692,341
Total					2,242,168

Commercial Services 2.63%
BCP V Modular Services Finance plc(b)	6.75%	11/30/2029	EUR	924,000	802,741
Sabre GLBL, Inc.†	7.375%	9/1/2025		$723,000	646,723
Total					1,449,464

Diversified Financial Services 4.30%
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(a)	6.50%	9/15/2024		1,550,000	1,395,248
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(a)	6.375%	2/1/2030		1,100,000	981,476
Total					2,376,724

Entertainment 0.72%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026		629,159	399,516

Environmental Control 1.72%
Madison IAQ LLC†	5.875%	6/30/2029		1,225,000	947,525

Lodging 3.85%
Full House Resorts, Inc.†	8.25%	2/15/2028		2,331,000	2,123,308

Machinery-Diversified 1.96%
SPX FLOW, Inc.†	8.75%	4/1/2030		1,252,000	1,081,878

Mining 3.49%
Compass Minerals International, Inc.†	4.875%	7/15/2024		227,000	215,875
Ferroglobe plc/Globe Specialty Metals, Inc. (United Kingdom)(a)	9.375%	12/31/2025		1,685,000	1,710,275
Total					1,926,150

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

March 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas 10.89%
California Resources Corp.†	7.125%		2/1/2026	$850,000	$861,258
Crescent Energy Finance LLC†	7.25%		5/1/2026	1,115,000	1,049,126
Nabors Industries Ltd.†	7.25%		1/15/2026	799,000	762,833
Precision Drilling Corp. (Canada)†(a)	6.875%		1/15/2029	750,000	681,300
Tap Rock Resources LLC†	7.00%		10/1/2026	1,000,000	876,968
Vital Energy, Inc.†	7.75%		7/31/2029	1,175,000	981,196
W&T Offshore, Inc.†	11.75%		2/1/2026	814,000	798,351
Total					6,011,032

Oil & Gas Services 3.25%
KLX Energy Services Holdings, Inc.†	11.50%		11/1/2025	74,000	69,656
Nine Energy Service, Inc.	13.00%		2/1/2028	1,188,000	1,127,032
Welltec International ApS (Denmark)†(a)	8.25%		10/15/2026	595,000	599,180
Total					1,795,868

Real Estate 0.27%
Kaisa Group Holdings Ltd. (China)(a)(c)	11.95%		11/12/2023	200,000	25,033
Logan Group Co. Ltd. (China)(a)	4.50%		1/13/2028	200,000	45,966
Shimao Group Holdings Ltd. (Hong Kong)(a)	5.20%		1/16/2027	200,000	29,852
Sunac China Holdings Ltd. (China)(a)	6.50%		1/10/2025	200,000	47,986
Total					148,837

Retail 9.64%
Carrols Restaurant Group, Inc.†	5.875%		7/1/2029	700,000	564,330
CEC Entertainment LLC†	6.75%		5/1/2026	1,750,000	1,664,075
Foundation Building Materials, Inc.†	6.00%		3/1/2029	1,225,000	972,573
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028	1,625,000	1,001,000
LBM Acquisition LLC†	6.25%		1/15/2029	1,465,000	1,122,916
Total					5,324,894
Total Corporate Bonds (cost $29,939,459)					28,950,443

FLOATING RATE LOANS(d) 42.52%

Aerospace 1.93%
MHI Holdings, LLC Term Loan B	9.84% (1 Mo. LIBOR + 5.00%)		9/21/2026	1,063,033	1,064,367

Aerospace/Defense 4.69%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	11.325% (3 Mo. LIBOR + 6.50%)		3/6/2024	2,400,000	2,311,008
Alloy Finco Limited USD Holdco PIK Term Loan (Jersey)(a)	–	(e)	3/6/2025	325,000	277,469
Total					2,588,477

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Building Materials 1.62%
ACProducts, Inc. 2021 Term Loan B	9.409% (3 Mo. LIBOR + 4.25%)		5/17/2028		$1,122,145	$897,014

Coal 0.74%
CONSOL Energy, Inc. 1st Lien Term Loan B	11.50% (1 Mo. Term SOFR + 3.50%)		9/27/2024		406,371	406,499

Diversified Financial Services 1.50%
Minotaur Acquisition, Inc. Term Loan B	–	(e)	3/27/2026		847,792	826,296

Entertainment 4.40%
CBAC Borrower, LLC 2017 Term Loan B	8.84% (1 Mo. LIBOR + 4.00%)		7/8/2024		1,495,780	1,474,592
Vue International Bidco p.l.c. 2022 EUR Term Loan(b)	11.086% (6 Mo. EURIBOR + 8.00%)		6/30/2027	EUR	215,424	199,751
Vue International Bidco p.l.c. 2023 EUR PIK Term Loan 6.00%(b)	4.346% (3 Mo. EURIBOR + 2.00%)		12/31/2027	EUR	1,217,390	754,199
Total						2,428,542

Financial 1.51%
Advisor Group, Inc. 2021 Term Loan	–	(e)	7/31/2026		$847,809	836,262

Leisure Time 2.54%
Life Time Fitness Inc. 2021 Term Loan B	–	(e)	12/16/2024		1,400,000	1,400,294

Lodging 2.89%
Spectacle Gary Holdings LLC 2021 Term Loan B	9.09% (1 Mo. LIBOR + 4.25%)		12/10/2028		1,637,012	1,594,040

Machinery 1.67%
CMBF LLC Term Loan	10.709% (1 Mo. LIBOR + 6.00%)		8/2/2028		997,475	922,664

Machinery: Diversified 3.40%
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	11.659% (3 Mo. LIBOR + 6.50%)		5/21/2029		2,030,000	1,877,750

Metal Fabricate/Hardware 2.90%
Tank Holding Corp. 2022 Term Loan	10.657% (1 Mo. Term SOFR + 5.75%)		3/31/2028		1,661,269	1,601,048

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(continued)

March 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas 2.97%
Par Petroleum, LLC 2023 Term Loan B	9.24% (3 Mo. LIBOR + 4.25%)	2/28/2030	$1,668,478	$1,640,673

Oil & Gas Services 3.45%
Ulterra Drilling Technologies, LP Term Loan B	10.09% (1 Mo. LIBOR + 5.25%)	11/26/2025	1,944,902	1,902,766

Retail 3.37%
Miller’s Ale House, Inc. 2018 Term Loan	9.86% - 11.75% (PRIME Rate + 3.75%) (3 Mo. LIBOR + 4.75%)	5/30/2025	1,905,802	1,862,121

Software 2.94%
ECL Entertainment, LLC Term Loan	12.422% (1 Mo. LIBOR + 7.50%)	5/1/2028	1,620,198	1,623,244
Total Floating Rate Loans (cost $23,965,564)				23,472,057
Total Long-Term Investments (cost $53,905,023)				52,422,500

SHORT-TERM INVESTMENTS 9.13%

U.S. TREASURY OBLIGATIONS 2.72%
U.S. Treasury Bill (cost $1,499,052)	Zero Coupon	4/6/2023	1,500,000	1,499,423

REPURCHASE AGREEMENTS 6.41%
Repurchase Agreement dated 3/31/2023, 2.400% due 4/3/2023 with Fixed Income Clearing Corp. collateralized by $3,704,200 of U.S. Treasury Note at 2.375% due 8/15/2024; value: $3,612,739; proceeds: $3,542,553 (cost $3,541,845)			3,541,845	3,541,845
Total Short-Term Investments (cost $5,040,897)				5,041,268
Total Investments in Securities 104.09% (cost $58,945,920)				57,463,768
Other Assets and Liabilities – Net(f) (4.09)%				(2,257,436)
Net Assets 100.00%				$55,206,332

4	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2023

EUR	Euro.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At March 31, 2023, the total value of Rule 144A securities was $24,024,115, which represents 43.52% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted (non-income producing security).
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at March 31, 2023.
(e)	Interest Rate to be determined.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Indexes - Sell Protection at March 31, 2023(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Markit CDX.NA.HY.S40(4)(5)	Bank of America	5.000%	6/20/2028	$1,650,000	$5,386	$19,391	$24,777

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes amounted to $19,391. Total unrealized depreciation on Credit Default Swap Contracts on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swap Contracts on Indexes, which is comprised of a basket of high yield securities.

Open Total Return Swap Contracts at March 31, 2023:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Upfront Payment	Unrealized Appreciation	Value
Morgan Stanley	IBOXX	12-Month USD SOFR Index	5,444	Long	6/20/2023	$1,000,000	$(11)	$9,293	$9,282
Morgan Stanley	IBOXX	12-Month USD SOFR Index	3,239	Long	6/20/2023	600,000	(6)	509	503
Morgan Stanley	IBOXX	12-Month USD SOFR Index	5,970	Long	6/20/2023	1,100,000	(9)	6,904	6,895
Total						$2,700,000	$(26)	$16,706	$16,680

*	iBoxx Leveraged Loan Index.
SOFR	Secured Overnight Financing Rate.

See Notes to Schedule of Investments.	5

Schedule of Investments (unaudited)(concluded)

March 31, 2023

Forward Foreign Currency Exchange Contracts at March 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	6/13/2023	51,000	$54,562	$55,528	$ 966
Euro	Sell	Morgan Stanley	6/13/2023	45,000	49,013	48,995	18
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$ 984

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	State Street Bank and Trust	6/13/2023	1,720,000	$1,830,222	$1,872,703	$(42,481)

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$28,950,443	$–	$28,950,443
Floating Rate Loans	–	23,472,057	–	23,472,057
Short-Term Investments
U.S. Treasury Obligations	–	1,499,423	–	1,499,423
Repurchase Agreements	–	3,541,845	–	3,541,845
Total	$–	$57,463,768	$–	$57,463,768
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$24,777	$–	$24,777
Liabilities	–	–	–	–
Total Return Swap Contracts
Assets	–	16,680	–	16,680
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	984	–	984
Liabilities	–	(42,481)	–	(42,481)
Total	$–	$(40)	$–	$(40)

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Notes to Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

6	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Special Situations Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund had a sale to Lord, Abbett and Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on September 8, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”) the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Schedule of Investments (unaudited)(continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of March 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2023, the Fund did not loan any securities.

QPHR-LA-SSIF-1Q

(05/23)